                                                                    EXHIBIT 99.1

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------
Collection Period                               11/1/01 to 11/30/01
Determination Date                                         12/14/01
Distribution Date                                          12/20/01

1.  ORIGINAL DEAL PARAMETERS
    A.  Total Pool Balance                                              $ 492,091,480.94
    B.  Yield Supplement Overcollateralization Amount                   $  51,194,480.94
    C.  Total Securities Balance                                        $ 440,897,000.00
    D.  Class A-1 Notes
        i.      Class A-1 Notes Balance                                 $ 108,260,000.00
        ii.     Class A-1 Notes Rate                                               4.270%
        iii.    Class A-1 Notes Accrual Basis                                 Actual/360
    E.  Class A-2 Notes
        i.      Class A-2 Notes Balance                                 $  78,243,000.00
        ii.     Class A-2 Notes Rate                                               4.420%
        iii.    Class A-2 Notes Accrual Basis                                     30/360
    F.  Class A-3 Notes
        i.      Class A-3 Notes Balance                                 $ 161,160,000.00
        ii.     Class A-3 Notes Rate                                               4.880%
        iii.    Class A-3 Notes Accrual Basis                                     30/360
    G.  Class A-4 Notes
        i.      Class A-4 Notes Balance                                 $  83,392,000.00
        ii.     Class A-4 Notes Rate                                               5.310%
        iii.    Class A-4 Notes Accrual Basis                                     30/360
    H.  Certificates
        i.      Certificates Balance                                    $   9,842,000.00
        ii.     Certificates Rate                                                  5.470%
        iii.    Certificates Accrual Basis                                        30/360
    I.  Servicing Fee Rate                                                          1.00%
    J.  Reserve Fund
        i.      Reserve Account Initial Deposit Parentage                           2.50%
        ii.     Reserve Account Initial Deposit                         $  12,302,287.02
    K.  Insurance Premium (Based on Total Securities Balance)                      0.165%
    L.  Number of Receivables                                                     23,243


2.  AVAILABLE FUNDS
    A.  Available Interest                                              $     851,500.80
    B.  Available Principal
        i.      Principal Collections                                   $   9,433,768.41
        ii.     Prepayments in Full                                     $   2,466,380.53
        iii.    Liquidation Proceeds                                    $     323,236.82
        iv.     Repurchased Receivables                                 $              -
                                                                        ----------------
        v.      Total Principal Collections                             $  12,223,385.76
    C.  Reserve Fund Draw                                               $              -
    D.  Total Available Funds                                           $  13,074,886.56

3.  SERVICING FEES
    A.  Servicing Fee                                                   $     339,578.70
    B.  Amount Unpaid from prior months                                 $              -

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------
Collection Period                                         11/1/01 to 11/30/01
Determination Date                                                   12/14/01
Distribution Date                                                    12/20/01

4.  NOTE INTEREST DISTRIBUTABLE AMOUNT
    A.  Class A-1 Notes
        i.   Total Class A-1 Notes                                                                       $     122,650.47
        ii.  Class A-1 Notes(per $1,000 of Class A-1 Original Note Balance)                              $           1.13
    B.  Class A-2 Notes
        i.   Total Class A-2 Notes                                                                       $     288,195.05
        ii.  Class A-2 Notes(per $1,000 of Class A-2 Original Note Balance)                              $           3.68
    C.  Class A-3 Notes
        i.   Total Class A-3 Notes                                                                       $     655,384.00
        ii.  Class A-3 Notes(per $1,000 of Class A-3 Original Note Balance)                              $           4.07
    D.  Class A-4 Notes
        i.   Total Class A-4 Notes                                                                       $     369,009.60
        ii.  Class A-4 Notes(per $1,000 of Class A-4 Original Note Balance)                              $           4.43
    E.  Total Note Interest Distributed
        i.   Total Note Interest Distributed                                                             $   1,435,239.12
        ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)             $          13.31

5.  NOTE PRINCIPAL DISTRIBUTABLE AMOUNT
    A.  Class A-1 Notes
        i.   Total Class A-1 Notes                                                                       $  10,603,637.87
        ii.  Class A-1 Notes(per $1,000 of Class A-1 Original Note Balance)                              $          97.95
    B.  Class A-2 Notes
        i.   Total Class A-2 Notes                                                                       $              -
        ii.  Class A-2 Notes(per $1,000 of Class A-2 Original Note Balance)                              $              -
    C.  Class A-3 Notes
        i.   Total Class A-3 Notes                                                                       $              -
        ii.  Class A-3 Notes(per $1,000 of Class A-3 Original Note Balance)                              $              -
    D.  Class A-4 Notes
        i.   Total Class A-4 Notes                                                                       $              -
        ii.  Class A-4 Notes(per $1,000 of Class A-4 Original Note Balance)                              $              -
    E.  Total Note Principal Distributed
        i.   Total Note Principal Distributed                                                            $  10,603,637.87
        ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)            $          97.95

6.  NOTE DISTRIBUTABLE AMOUNT
    A.  Note Principal Distributable Amount
        i.   Total Note Principal Distributed                                                            $  10,603,637.87
        ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)            $          97.95
    B.  Note Interest Distributable Amount
        i.   Total Note Interest Distributed                                                             $   1,435,239.12
        ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)             $          13.31
    C.  Total Note Distributable Amount
        i.   Total Note Distributable Amount                                                             $  12,038,876.99
        ii.  Total Note Distributable Amount (per $1,000 of Aggregate Original Note Balance)             $         111.26

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

-----------------------------------------------------------------------------------------------------------------------
Collection Period                                                                            11/1/01 to 11/30/01
Determination Date                                                                                      12/14/01
Distribution Date                                                                                       12/20/01

 7.  CERTIFICATE DISTRIBUTABLE AMOUNT
     A.   Certificate Interest Distributable Amount
          i.   Certificate Interest Distributed                                                         $     44,863.12
          ii.  Certificate Interest Distributed (per $1,000 of Original Certificate Balance)            $          4.56

     B.   Certificate Principal Distributable Amount
          i.   Certificate Principal Distributed                                                        $             -
          ii.  Certificate Principal Distributed (per $1,000 of Original Certificate Balance)           $             -

     C.   Certificate Distributable Amount
          i.   Certificate Distributable Amount                                                         $     44,863.12
          ii.  Certificate Distributable Amount (per $1,000 of Original Certificate Balance)            $          4.56

 8.  INSURANCE PAYMENT AMOUNT
     A.   Insurance Premium(s) Due
          i.   Current Amount Due                                                                       $     50,477.01
          ii.  Overdue Premiums                                                                         $             -

     B.   Unreimbursed Insurance Payments
          i.   Current Amount Due                                                                       $             -
          ii.  Accrued Interest                                                                         $             -

     C.   Total Insurance Payment Amount                                                                $     50,477.01

 9.  SUMMARY OF DISTRIBUTIONS
     A.   Available Funds                                                                               $ 13,074,886.56
     B.   Servicing Fee                                                                                 $    339,578.70
     C.   Class A-1 Distributable Amount                                                                $ 10,726,288.34
     D.   Class A-2 Distributable Amount                                                                $    288,195.05
     E.   Class A-3 Distributable Amount                                                                $    655,384.00
     F.   Class A-4 Distributable Amount                                                                $    369,009.60
     G.   Certificate Distributable Amount                                                              $     44,863.12
     H.   Insurance Payment Amount                                                                      $     50,477.01
     I.   Other Amounts Payable to the Insurer                                                          $             -
     J.   Additional Note Principal                                                                     $             -
     K.   Reserve Fund Deposit                                                                          $             -
     L.   Unpaid Subservicer Fee                                                                        $             -
     M.   Release to Seller                                                                             $    601,090.74

10.  POOL AND SECURITIES INFORMATION                                              Beginning of Period     End of Period
                                                                                  -------------------     -------------
     A.   Pool Balance                                                            $    407,494,445.45   $395,207,913.76
     B.   Pool Balance (per $1,000 of Original Pool Balance)                      $            828.09   $        803.12
     C.   Number of Receivables                                                                22,206            22,021
     D.   Yield Supplement Overcollaterization Amount                             $     40,388,930.13   $ 38,706,036.31
     E.   Aggregate Balance of Notes                                              $    357,263,515.32   $346,659,877.45
     F.   Class A-1 Notes Balance                                                 $     34,468,515.32   $ 23,864,877.45
     G.   Class A-1 Pool Factor                                                             0.3183864         0.2204404
     H.   Class A-2 Notes Balance                                                 $     78,243,000.00   $ 78,243,000.00
     I.   Class A-2 Pool Factor                                                             1.0000000         1.0000000
     J.   Class A-3 Notes Balance                                                 $    161,160,000.00   $161,160,000.00
     K.   Class A-3 Pool Factor                                                             1.0000000         1.0000000
     L.   Class A-4 Notes Balance                                                 $     83,392,000.00   $ 83,392,000.00
     M.   Class A-4 Pool Factor                                                             1.0000000         1.0000000
     N.   Certificate Balance                                                     $      9,842,000.00   $  9,842,000.00
     O.   Certificate Pool Factor                                                           1.0000000         1.0000000
     P.   Total Notes and Certificates Balance                                    $    367,105,515.32   $356,501,877.45

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

--------------------------------------------------------------------------------

Collection Period                                            11/1/01 to 11/30/01
Determination Date                                                      12/14/01
Distribution Date                                                       12/20/01

11. RECONCILIATION OF RESERVE FUND
    A. Beginning Reserve Fund Amount                                                                        $  10,187,361.14
    B. Net Investment Earnings                                                                              $      15,242.96
    C. Reserve Fund Draw                                                                                    $
    D. Reserve Fund Required Amount                                                                         $   9,880,197.84
    E. Reserve Fund Deficiency                                                                              $            -
    F. Release to Seller                                                                                    $     322,406.26


12. NET LOSSES
    A. Net Losses for the Collection Period                                                                 $      63,145.93
    B. Cumulative Net Losses for All Periods                                                                $   1,049,069.27
    C. Cumulative Net Loss Percentage                                                                       $           0.21%


13. DELINQUENT RECEIVABLES
    A. Delinquent Receivables Count                                                              Number of Receivables
                                                                                          ----------------------------------
       i.   31-60 Days Past Due                                                                        135              0.61%
       ii.  61-90 Days Past Due                                                                         24              0.11%
       iii. 91 or More Days Past Due                                                                     7              0.03%
       iv.  Total Delinquent Receivables                                                               166              0.75%

    B. Delinquent Receivables Principal Balance                                                     Principal Balance
                                                                                          ----------------------------------
       i.   31-60 Days Past Due                                                           $   2,634,889.08              0.65%
       ii.  61-90 Days Past Due                                                           $     486,799.91              0.12%
       iii. 91 or More Days Past Due                                                      $     154,954.68              0.04%
       iv.  Total Delinquent Receivables                                                  $   3,276,643.67              0.80%

    C. Rolling 3-Month Delinquency Rate
       i.   Delinquency Rate for Second Preceding Collection Period                                                     0.80%
       ii.  Delinquency Rate for Preceding Collection Period                                                            0.72%
       iii. Delinquency Rate for Current Collection Period                                                              0.80%
       iv.  Three Month Average                                                                                         0.77%

14. TRIGGER EVENTS
    A. Cumulative Net Loss Trigger Event
       i.   Cumulative Net Loss Trigger Event                                                                           1.10%
       ii.  Cumulative Net Loss Trigger Event Indicator(Yes/No)                                                           NO
    B. Rolling 3-Month Delinquency Rate
       i.   Rolling 3-Month Delinquency Rate Trigger                                                                    3.50%
       ii.  Rolling 3-Month Delinquency Rate Indicator(Yes/No)                                                            NO

15. REQUIRED RESERVE FUND INCREASE EVENT
    A. Cumulative Net Loss Percentage
       i.   Cumulative Net Loss Trigger                                                                                 0.80%
       ii.  Cumulative Net Loss Trigger Event Indicator(Yes/No)                                                           NO
    B. Rolling 3-Month Delinquency Rate
       i.   Rolling 3-Month Delinquency Rate Trigger                                                                    2.75%
       ii.  Rolling 3-Month Delinquency Rate Indicator(Yes/No)                                                            NO

16. FEES AND EXPENSES
    A. Subservicer Fee Due
       i.   Subservicer Fee Due                                                                             $     204,825.00
       ii.  Amount Unpaid from Prior Months                                                                 $              -
    B. Trust Fees and Expenses                                                                              $              -

                          MASTER SERVICER'S CERTIFICATE

                       Isuzu Motors Acceptance Corporation
                          Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------

Collection Period                                           11/1/01 to 11/30/01
Determination Date                                                     12/14/01
Distribution Date                                                      12/20/01

     I hereby certify that the certificate information provided is true and accurate to the best of my knowledge.

/s/  Elizabeth P. Anderson                          December 14, 2001
     ---------------------------------------------------------------------------
     Name:  Elizabeth P. Anderson                   Date.
     Title: Chief Financial Officer
     Isuzu Motors Acceptance Corporation